LMP Adjustable Rate Income fund


Sub-Item 77C

Registrant incorporates by reference Registrant's Form 14 / Definative Materials dated OCTOBER 19, 2006 filed on OCTOBER 19, 2006.
(Accession No. 0001193125-06-210895)